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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  April 9, 2004

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                             First Financial Bancorp
             (Exact name of registrant as specified in its charter)

              California                              94-2822858
  (State or other jurisdiction of          (IRS Employer Identification Number)
   Incorporation or organization)

                                     0-12499
                              (Commission File No.)

          701 South Ham Lane
           Lodi, California                                95242
(Address of principal executive offices)                (Zip code)

                                 (209) 367-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits

         (a) No financial statements are required to be filed with this report.


         (b) No pro forma financial information is required to be filed with this report.


         (c) The following exhibit is filed with this Report:


         Exhibit No.       Description
         -----------       -----------

         99.1 Press release issued by First Financial Bancorp on April 9, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K

Item 9.  Regulation FD disclosure

         The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

         On March 25, 2004, the Board of Directors of First Financial Bancorp declared a 10% stock dividend payable to shareholders of record on April 19, 2004. A copy of the press release dated April 9, 2004, is attached as Exhibit 99.1.

         This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 12 filing requirements (Release No. 34-47583).




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             First Financial Bancorp


                             By: /s/ Allen R. Christenson
                                 ------------------------
                                 Allen R. Christenson
                                 Senior Vice President
                                 Chief Financial Officer

Date: April 9, 2004





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                                  EXHIBIT INDEX

Exhibit           Description
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 99.1             Press Release dated April 9, 2004